CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-9

DERIVED INFORMATION 10/24/2005

[$881,550,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Acceptance Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  Approximately 36.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,617
Total Outstanding Loan Balance	$898,209,110*	Min	Max
Average Loan Current Balance	$194,544	$4,176	$997,377
Weighted Average Original LTV	79.8%**
Weighted Average Coupon	7.17%	4.75%	14.58%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.99%
Weighted Average Margin	6.13%	2.25%	9.25%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	90.9%
% Fixed	9.1%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$900,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

WA Max Rate	13.36%
WA Months To Reset (Months)	23
WA Remaining Term (Months)	355

DTI (%)	# Loans	Total Scheduled Balance	% Scheduled Balance
<= 9.99	49	9,390,418	1.0
10.00 - 19.99	106	16,145,612	1.8
20.00 - 29.99	472	73,222,192	8.2
30.00 - 39.99	1,245	226,473,895	25.2
40.00 - 49.99	2,471	512,499,857	57.1
50.00 - 59.99	273	60,431,252	6.7
60.00 - 69.99	1	45,883	0.0
Total:	4,617	898,209,110	100.0

Scheduled Balance	# Loans	Total Scheduled Balance	% Scheduled Balance
<= 25,000	254	4,142,145	0.5
25,001 - 50,000	247	8,944,109	1.0
50,001 - 75,000	365	23,295,055	2.6
75,001 - 100,000	423	37,492,514	4.2
100,001 - 150,000	866	107,140,188	11.9
150,001 - 200,000	675	118,030,544	13.1
200,001 - 250,000	489	110,378,693	12.3
250,001 - 300,000	393	107,627,475	12.0
300,001 - 350,000	280	90,918,052	10.1
350,001 - 400,000	217	81,236,156	9.0
400,001 - 450,000	140	59,631,751	6.6
450,001 - 500,000	105	50,275,376	5.6
500,001 - 550,000	50	26,124,440	2.9
550,001 - 600,000	46	26,394,071	2.9
600,001 - 650,000	31	19,392,560	2.2
650,001 - 700,000	13	8,754,768	1.0
700,001 - 750,000	13	9,575,790	1.1
750,001 - 800,000	2	1,584,925	0.2
800,001 - 850,000	2	1,672,707	0.2
850,001 - 900,000	3	2,627,149	0.3
950,001 - 1,000,000	3	2,970,642	0.3
Total:	4,617	898,209,110	100.0

State	# Loans	Total Scheduled Balance	% Scheduled Balance
Alabama	46	3,396,330	0.4
Alaska	4	641,967	0.1
Arizona	222	35,661,147	4.0
Arkansas	24	1,351,315	0.2
California	1,098	340,569,465	37.9
Colorado	118	18,668,702	2.1
Connecticut	28	4,609,582	0.5
Delaware	9	1,790,694	0.2
District of Columbia	5	1,538,220	0.2
Florida	563	97,602,761	10.9
Georgia	135	16,852,294	1.9
Hawaii	26	9,570,436	1.1
Idaho	62	7,403,777	0.8
Illinois	175	32,426,634	3.6
Indiana	82	6,648,271	0.7
Iowa	23	2,219,058	0.2
Kansas	46	4,468,264	0.5
Kentucky	42	3,905,034	0.4
Louisiana	17	1,501,800	0.2
Maine	8	1,107,012	0.1
Maryland	122	29,611,326	3.3
Massachusetts	38	9,358,501	1.0
Michigan	131	13,106,768	1.5
Minnesota	41	6,342,345	0.7
Mississippi	28	1,500,738	0.2
Missouri	100	9,200,560	1.0
Montana	1	101,111	0.0
Nebraska	7	508,378	0.1
Nevada	139	30,699,852	3.4
New Hampshire	10	1,933,462	0.2
New Jersey	83	23,846,743	2.7
New Mexico	15	2,656,111	0.3
New York	134	36,853,973	4.1
North Carolina	85	9,561,456	1.1
Ohio	144	13,395,737	1.5
Oklahoma	12	1,207,112	0.1
Oregon	114	18,855,721	2.1
Pennsylvania	39	4,441,302	0.5
Rhode Island	17	3,548,625	0.4
South Carolina	23	3,574,369	0.4
Tennessee	76	8,134,792	0.9
Texas	189	17,277,210	1.9
Utah	44	5,883,370	0.7
Virginia	115	25,051,521	2.8
Washington	127	23,348,297	2.6
West Virginia	4	430,503	0.0
Wisconsin	46	5,846,466	0.7
Total:	4,617	898,209,110	100.0

Scheduled Balance Buckets ($)	# Loans	WAC	WA FICO	WA OLTV	% OwnerOcc	% CashOut	% FullDoc
<= 600,000	4,550	7.18	630	79.9	93.2	51.0	56.8
600,001 - 650,000	31	6.97	644	80.4	90.1	51.5	44.8
650,001 - 700,000	13	6.81	629	80.5	84.6	46.1	69.2
700,001 - 750,000	13	7.10	663	75.4	84.7	31.1	37.9
750,001 - 800,000	2	6.50	682	80.0	100.0	0.0	50.4
800,001 - 850,000	2	6.75	670	71.3	100.0	100.0	100.0
850,001 - 900,000	3	7.74	637	71.2	100.0	33.7	33.7
950,001 - 1,000,000	3	7.48	664	68.8	100.0	100.0	33.6
Total:	4,617	7.17	631	79.8	93.1	50.8	56.4

Product	WA IO Term	# Loans	Total Scheduled Balance	Avg Scheduled Balance	% Of Total IO	% Of Total Balance	WA FICO	WA OLTV* %	% OwnerOcc	% Purchase	WA DTI %	% Investor	% FullDoc
2/28 ARM 24 Month IO	24	26	6,972,607	268,177	2.1	0.8	640	80.0	100.0	41.2	39.6	0.0	23.2
2/28 ARM 36 Month IO	36	1	610,649	610,649	0.2	0.1	665	80.0	100.0	100.0	48.2	0.0	0.0
2/28 ARM 60 Month IO	60	917	258,704,440	282,120	78.5	28.8	650	79.5	99.7	56.7	41.5	0.2	54.5
2/28 ARM 120 Month IO	120	97	26,423,787	272,410	8.0	2.9	658	80.8	97.0	58.9	43.2	2.2	47.8
3/27 ARM 36 Month IO	36	5	1,928,600	385,720	0.6	0.2	636	83.4	100.0	10.5	41.3	0.0	41.8
3/27 ARM 60 Month IO	60	110	28,293,923	257,217	8.6	3.2	666	78.1	98.2	53.4	40.4	1.8	59.1
5/25 ARM 60 Month IO	60	8	1,935,948	241,994	0.6	0.2	638	75.4	92.9	7.1	41.7	7.1	62.4
5/25 ARM 120 Month IO	120	1	320,000	320,000	0.1	0.0	692	74.4	100.0	0.0	50.0	0.0	0.0
30 Year Fixed IO	76	14	4,240,887	302,920	1.3	0.5	649	79.1	92.9	34.1	41.0	7.1	87.9
Non IO	0	3,438	568,778,269	165,439	0.0	63.3	618	79.9	89.5	41.3	41.3	9.3	57.8
Total:	24	4,617	898,209,110	194,544	100.0	100.0	631	79.8	93.1	46.5	41.3	6.1	56.4

Product and Initial Periodic Cap	1-1.5%	1.5-2%	2-2.5%	2.5-3%	3-3.5%
2/28 ARM 24 Month IO	0	0	0	0	6,972,607
2/28 ARM 36 Month IO	0	0	0	0	610,649
2/28 ARM 60 Month IO	0	12,672,640	110,830,535	0	135,201,265
2/28 ARM 120 Month IO	0	0	0	0	26,423,787
3/27 ARM 36 Month IO	0	0	0	0	1,928,600
3/27 ARM 60 Month IO	0	784,800	14,937,149	0	12,571,974
5/25 ARM 60 Month IO	0	0	224,000	0	1,711,948
5/25 ARM 120 Month IO	0	0	0	0	320,000
Total:	0	13,457,440	125,991,684	0	185,740,830